SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C.  20549

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                        FORM 8-K

                     CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934




Date of report(Date of earliest event reported): January 22, 1999
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                         Toll Brothers, Inc.
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        (Exact Name of Registrant as Specified in Charter)

      Delaware                 001-09186        23-2416878
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(State or Other Jurisdiction   (Commission      (IRS Employer
     of Incorporation)         File Number)   Identification No.)


3103 Philmont Avenue, Huntingdon Valley, PA                19006
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:(215) 938-8000
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Item 5.  Other Events.

     The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibits listed in Item 7(c) below.

Item 7(c).  Exhibits.

     The following Exhibits are filed as part of this Current Report on Form
8-K:

Exhibit No.                       Item
-----------                       ----

    1           Terms Agreement, dated as of January 22,
                1999, among Toll Corp., as Issuer, Toll
                Brothers, Inc., as Guarantor, Salomon Smith
                Barney Inc. and Warburg Dillon Read LLC.*

   4.1          Form of Authorizing Resolutions relating to
                $170,000,000 principal amount of 8 1/8%
                Senior Subordinated Notes due 2009 of Toll
                Corp., guaranteed on a senior subordinated basis by Toll Brothers, Inc.*

Filed electronically herewith.




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                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TOLL BROTHERS, INC.



Dated: January 25, 1999                    By: /s/ Joseph R. Sicree
                                              ---------------------------
                                              Joseph R. Sicree
                                              Vice President

                                  Exhibit Index
                                  -------------

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.                               Item
-------                           ----

   1 Terms Agreement, dated as of January 22, 1999, among Toll Corp., as Issuer, Toll Brothers, Inc., as Guarantor, Salomon Smith Barney Inc. and Warburg Dillon Read LLC.*

  4.1 Form of Authorizing Resolutions relating to $170,000,000 principal amount of 7 1/8% Senior Subordinated Notes due 2009 of Toll Corp., guaranteed on a senior subordinated basis by Toll Brothers, Inc.*


*Filed electronically herewith.